SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 24, 1996



                          CENTENNIAL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 1-12912                           04-2978400
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         (Commission File Number)      (I.R.S. Employer Identification No.)


 37 Manning Road, Billerica, Massachusetts                              01821
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 (Address of Principal Executive Offices)                             (Zip Code)

                                 (508) 670-0646
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)





                                TABLE OF CONTENTS

                                    FORM 8-K

                                  July 24, 1996


Item                                                                   Page
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ITEM 2.           ACQUISITION OF ASSETS                                   1

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS                       1

SIGNATURE                                                                 2

EXHIBIT 2                                                               E-1

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ITEM 2. ACQUISITION OF ASSETS

         Centennial Technologies, Inc. (the "Company") entered into an Agreement and Plan of Merger by and among the Company, Centennial Acquisition Corporation, a Massachusetts corporation and which is majority-owned by the Company ("CAC") and Design Circuits, Inc., a Massachusetts corporation ("DCI"), on July 10, 1996 (the "Agreement"). As contemplated by the Agreement, on July 11, 1996, CAC merged into DCI, the surviving corporation (the "Merger"). After the Merger was effective, all outstanding capital stock of DCI was cancelled and all outstanding capital stock of CAC was converted on a one-to-one basis into shares of DCI Common Stock. As a result, DCI is now a majority-owned subsidiary of the Company.

         DCI is a contract manufacturer for the electronic industry, specializing in the production of circuit boards and related products. The consideration paid to the former shareholders of DCI in connection with the Merger was $5,622,077 in cash and 100,000 shares of the Company's Common Stock as well as the assumption of certain DCI liabilities as specified in the Agreement. The amount of consideration exchanged was determined by negotiations between the Company, CAC and DCI. The Company used a portion of the proceeds received from its subsequent public offering completed in March 1996, as well as proceeds received from a private offering of shares of CAC's Common Stock, to finance this transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a. - b. It is impractible for the Company to provide the required audited financial statements and pro-forma financial information for DCI, the acquired business, at the time this Form 8-K is filed.

         The required financial statements and pro forma financial information will be filed with the Commission within sixty (60) days of the date this Form 8-K is filed.

c.       Exhibits.

         Exhibit
            No.                                      Title
            ---                                      -----

             2 Agreement and Plan of Merger by and between Centennial Technologies, Inc., Centennial Acquisition Corporation and Design Circuits, Inc., dated July 10, 1996.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CENTENNIAL TECHNOLOGIES, INC.



Dated:  July 24, 1996                             By:   /s/ Emanuel Pinez
                                                     ---------------------------
                                                        Emanuel Pinez
                                                        Chief Executive Officer



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